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                                                                   EXHIBIT 10.17


                    FIRST AMENDMENT TO MANAGEMENT AGREEMENT

        This First Amendment to Management Agreement (this "Amendment"), dated this 28th day of October 1999, amends that certain Management Agreement, dated as of August 3, 1999, but effective as of the Effective Date, by and between PetroCorp Incorporated, a Texas corporation (the "Company"), and Kaiser-Francis Oil Company, a Delaware corporation (the "Management Agreement"). Except as otherwise specified in this Amendment, capitalized terms used in this Amendment have the meanings provided in the Management Agreement.

                                   RECITALS

        A. Pursuant to Article X of the Management Agreement, the individuals identified in Schedule 10.1 to the Management Agreement were to be designated to serve as officers of the Company until the annual meeting of shareholders of the Company and thereafter until their successors were elected. The parties to the Management Agreement desire to amend Schedule 10.1 as provided herein.

                                   AGREEMENT

        In consideration of the mutual promises and covenants of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

        1. Amendment of Schedule 10.1. Schedule 10.1 of the Management Agreement is hereby amended to read as follows:

                                 SCHEDULE 10.1
                        PETROCORP INCORPORATED OFFICERS

        Gary R. Christopher, President and Chief Executive Officer
        Tony Pelletier, Executive Vice President and Chief Operating Officer Richard Dunham, Vice President of Engineering
        Steve Berlin, Vice President, Chief Financial Officer and
            Corporation Secretary
        Craig Townsend, Vice President Finance and Assistant Secretary
        Ted Jacobson, Vice President of Operations
        Les Watson, Vice President of Canadian Operations
        Mike Moore, Vice President of Marketing and Assistant Secretary Craig Dolinsky, Vice President Land
        Bruce Kenney, Vice President Legal and Assistant Secretary
        Reece A. Hembree, Treasurer
        Frederic Dorwart, Assistant Secretary


                 PCC ENERGY CORP. & PCC ENERGY, INC. OFFICERS

        Les Watson, Vice President
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2. Governing Law. This Amendment shall be subject to, and interpreted by and in accordance with, the laws (excluding conflict of law provisions) of the State of Oklahoma.

3. Construction. This Amendment, and all the provisions of this Amendment, shall be deemed drafted by all of the parties hereto.

4. Authority. Each of the persons signing below on behalf of a party hereto represents and warrants that he or she has full requisite power and authority to execute and deliver this Amendment on behalf of the parties for whom he or she is signing and (subject to the approval of the shareholders of the Company) to bind such party to the terms and conditions of this Amendment.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original. This Amendment shall become effective only when all of the parties hereto shall have executed the original or counterpart hereof. This Amendment may be executed and delivered by a facsimile transmission of a counterpart signature page hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written, but effective for all purposes as of the Effective Date.



                                               KAISER-FRANCIS OIL COMPANY


                                               By: /s/ Steven R. Berlin
                                                  --------------------------
                                               Name: Steven R. Berlin
                                                    ------------------------
                                               Title: V.P.
                                                     -----------------------


                                               PETROCORP INCORPORATED


                                               By: /s/ Joel R. Christopher
                                                  --------------------------
                                               Name: Joel R. Christopher
                                                    ------------------------
                                               Title: President
                                                     -----------------------




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